AGREEMENT TO ACCEPT COLLATERAL

IN PARTIAL SATISFACTION OF OBLIGATIONS

THIS AGREEMENT TO ACCEPT COLLATERAL IN PARTIAL SATISFACTION OF OBLIGATIONS (the “Agreement”) is made as of June 3, 2016, by and among With, Inc. (f/k/a MEDL Mobile Holdings, Inc.), a Nevada corporation, (“MEDL”) and Hang With, Inc., a Nevada corporation (“Hang” each of MEDL and Hang a “Debtor” and collectively referred to as the “Debtors”), and Alpha Capital Anstalt (“Alpha” or the “Secured Creditor”).

RECITALS AND ACKNOWLEDGEMENTS

As the basis for, and as further consideration for this Agreement, the parties hereto hereby acknowledge and agree as follows:

A. MEDL and KGN Holdings LLC (“KGN”) entered into a Secured Revolving Credit Agreement dated November 17, 2013 in the maximum principal amount of $550,000 (the “KGN Note”). The KGN Note was guaranteed by Hang (the “KGN Guaranty”) and secured by a security interest in all of the assets of the Debtors (the “KGN Security Interest”) pursuant to a security agreement entered into among KGN and the Debtors (the “KGN Security Agreement”). As of April 15, 2016, $549,100 in principal is outstanding and $15,951.6 in interest has accrued on the KGN Note.

B. MEDL issued a note to Alpha dated February 16, 2016 (the “Alpha Note” together with the KGN Note the “Secured Notes”). The Alpha Note was secured by a security interest in all of the assets of MEDL (the “Alpha Security Interest” together with the KGN Security Interest the “Security Interests”) and was guaranteed by Hang (the “Alpha Guaranty” together with the KGN Guaranty the “Guaranty”). As of April 15, 2016, $100,000 in principal is outstanding and $808.22 in interest has accrued on the Alpha Note.

C. Debtor defaulted upon the Secured Notes and the Secured Creditor, contemporaneously herewith, are entering into an Agreement to Accept Collateral in Partial Satisfaction of Obligations (the “Satisfaction Agreement”), pursuant to which MEDL will transfer to the Secured Creditor (or its designees) 8,973,683 shares of Hang’s common stock (the “Foreclosed Collateral”) in partial satisfaction of the Debtors’ obligations under a portion of the Secured Notes as described in Section 1 below (the “Foreclosing Notes”), notwithstanding that the amount of principal, interest and other amounts due under the Foreclosing Notes greatly exceeds the value of the Foreclosed Collateral (as defined in the “Satisfaction Agreement”).

D. The Secured Creditor is the holders of a properly perfected valid and fully enforceable security interest in all of the assets of the Debtors including MEDL ownership of 10,000,000 shares of Hang’s common stock (the “Collateral”).

E. Debtors are in default of their obligations to the Secured Creditor under the Secured Note and Guaranty for failure to pay principal or interest due pursuant to the Secured Note, among other reasons.

F. Secured Creditor has fully performed under the Secured Notes, and Debtors have no claim or cause of action against Secured Creditor arising under the Secured Notes as to the Collateral or for any other reason.

G. Debtors acknowledge and agree that the amount of indebtedness outstanding under the Secured Note exceeds the value of the Collateral. Nevertheless, in exchange for the consensual and expedient resolution of Debtors’ defaults, Debtors and Secured Creditor have agreed that Secured Creditor shall accept, in partial satisfaction of Debtors’ indebtedness and obligations under the Secured Notes as set forth on Schedule A (such portion the “Foreclosing Notes”), (i) the transfer of a portion of the Collateral consisting of 8,973,683 shares of Hang’s common Stock (the “Foreclosed Collateral”) as described in Section 2 below and (ii) the agreement of Debtors to comply with the other terms, conditions and covenants set forth in this Agreement.

NOW, THEREFORE, in consideration of the above recitals and agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.

Incorporation of Recitals and Agreements. The introduction, recitals and agreements above, and the defined terms contained therein, are hereby incorporated into this Agreement by this reference.

2.

Acceptance of Foreclosed Collateral.

2.1

Acknowledgements, Waivers and Representations Relating to New York Uniform Commercial Code.

(a)

This Agreement constitutes Debtors’ present and immediate agreement to the Secured Creditor’s acceptance of the Foreclosed Collateral, as provided in Section 9-620(c)(2) of the New York Uniform Commercial Code (the “NY-UCC”), and Debtors waives any right to any further notice or any right to object as provided therein.

(b)

Debtors waive any right to redeem the Foreclosed Collateral under Sections 9-623 and 9-624(c) of the NY-UCC.

(c)

Pursuant to Section 9-622 of the NY-UCC, Debtors and Secured Creditor acknowledge and agree that, upon the Closing (as defined in Section 5), the Secured Creditor’s acceptance of the Foreclosed Collateral (i) fully discharges the obligations of Debtors under the Foreclosing Note and is consented to by Debtors; (ii) transfers to Secured Creditor (or its assigns) all of Debtors’ rights in the Foreclosed Collateral; (iii) discharges the security interest in the Foreclosed Collateral that is the subject of the Security Agreement and any subordinate security interest or other subordinate lien; and (iv) terminates any other subordinate interest in the Foreclosed Collateral.

(d)

Debtors represent and warrant to Secured Creditor that, other than as set forth on Schedule B, during the past thirty (30) calendar days through the date of this Agreement there has not been, there currently is not, and there will not be during the period from the date hereof through the Closing, any Person (as defined below) other than the Secured Creditor holding a security interest, lien or other interest in the Collateral, whether or not perfected. Debtors represent and warrant to the Secured Creditor that, notwithstanding anything set forth on Schedule B, the Secured Creditor holds a properly perfected valid and fully enforceable security interest in the Collateral that is first in right over any and all of the liens and other interests set forth on Schedule B. “Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity, including any governmental authority, and including any successor, by merger or otherwise, of any of the foregoing.

(e)

Debtors represent and warrant to the Secured Creditor that MEDL owns the all the Collateral, including the Foreclosed Collateral free and clear of any liens or encumbrances except for the security interests granted to the Secured Creditor.

(f)

In light of the negative net worth of Hang, the Debtors respective Board of Director have determined that the values of the Foreclosed Collateral is significantly less than the value of the Foreclosing Note and is there fair consideration for the Foreclosed Collateral. A copy of the resolutions of the Board of Directors of the Debtors are annexed hereto as Exhibit A.

(g)

The Debtor warrant to the Secured Creditor that the parties identified on Schedule 2.1(g) consist of all the parties entitled to notice of the transactions contemplated herein under the Uniform Commercial Code and all state and Federal laws.

2.2

Transfer of Foreclosed Collateral. Pursuant to Section 9-620 of the NY-UCC, the Secured Creditor and Debtors agree that the Secured Creditor at the Closing shall accept the Foreclosed Collateral in exchange for the Foreclosing Note (the “Foreclosure”).

3.

Covenants of Debtors.

3.1

Maintenance of Collateral. Between the signing hereof through the Closing, Debtors (a) shall not transfer any of the Collateral to any Person (as defined in Section 2.1(d)) without the prior written consent of the Secured Creditor and (b) shall use best commercial efforts to preserve intact the Collateral and to preserve the value thereof.

3.2

Legal Requirements. Debtors shall take all actions necessary to comply promptly with all legal requirements which may be imposed on Debtors with respect to the consummation of the transfers contemplated by this Agreement and will promptly cooperate with and furnish information to such other party or parties in connection with any such requirements as may be imposed upon such other party or parties in connection with the consummation of the transfers contemplated by this Agreement. Debtors shall take all necessary actions to obtain (and to cooperate with such other party or parties) any consent, authorization, order or approval of, or any exemption by, any governmental or regulatory authority, or other third party, required to be obtained or made by such party or parties in connection with this Agreement.

3.3

Future Actions. The Debtor will not file any UCC3s prior to the earlier of (i) 9 months from Closing; or (ii) the date that no other party can challenge the transaction contemplated herein. In the event the Foreclosure is ever undone, the Foreclosing Note shall be reinstated as if they were always outstanding and the Security Interest shall cover the Foreclosed Collateral as of the date of the original grant of the Security Interest as if this Agreement was never executed.

4.

No Liabilities Assumed. Notwithstanding anything contained herein, the Secured Creditor shall not assume or become responsible for, and Debtors shall retain and remain solely liable for and obligated to discharge and indemnify and hold the Secured Creditor harmless for, any and all liabilities, indebtedness, guarantees or obligations of any kind, character or description (whether known or unknown, whether absolute or contingent, whether disputed or undisputed, whether liquidated or unliquidated, whether accrued or unaccrued, whether secured or unsecured, whether joint or several, whether due or to become due, whether vested or unvested, and whether claims with respect thereto are asserted before or after the Closing) of Debtors (collectively, the “Debtors Liabilities”), including without limitation the following:

(a)

all liabilities related to or arising in connection with the activities of Debtors or their business or otherwise;

(b)

all liabilities and obligations of Debtors under this Agreement and instruments of conveyance contemplated by this Agreement;

(c)

all federal, state and local taxes, and any charges, penalties, interest, fees, imposts, duties or other assessments with respect thereto (“Tax” or collectively “Taxes”) arising out of the operation of Debtors’ business or relating to the Collateral, including income, gross receipts, excise, employment, sales, use, transfer, license, payroll, franchise, severance, stamp, occupation, environmental, customs, duties, tariffs, ad valorem, value added or other fees or taxes, and also including all liabilities and obligations for Taxes arising in connection with the completion of the transfers contemplated by this Agreement;

(d)

all liabilities and obligations under any agreement, contract, lease or license to which any Debtor is a party;

(e)

all liabilities ascribed to the Secured Creditor by operation of successor liability provisions of applicable laws;

(f)

all liabilities and obligations pursuant to any law, rule or regulation, any judgment, decree or order of any governmental entity, or any permit;

(g)

all liabilities arising out of any claim, suit, action, arbitration, proceeding, investigation or other similar matter, whether based on negligence, gross negligence, intentional misconduct, fraud, breach of warranty, breach of contract, strict liability, enterprise liability or otherwise, (whether now pending or hereafter initiated);

(h)

all liabilities to or in respect of any former or existing security holder, officer, director, employee, consultant, contractor, customer, supplier, joint venturer, partner or agent, whether under any plan, policy, agreement (written, oral, express or implied), arrangement, instrument, law, rule, regulation, order, charter provision or otherwise, including but not limited to any salaries, accrued vacation time, personal time and sick leave payable, bonuses and employee severance obligations; and

(i)

any liability under any environmental law.

5.

The Closing.

5.1

Time; Place; Location. The closing of the transfers contemplated by this Agreement (the “Closing”) shall take place at the offices of Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, NY 11581 at 10:00 a.m. local time on the date hereof; provided that the transfers contemplated by this Agreement may be reversed in the sole discretion of the Secured Creditor following the Closing in the event that, in the sole judgment of the Secured Creditor, one or more of the conditions subsequent set forth in Section 6 has occurred; provided, further, that, in the event the Secured Creditor so elects to reverse the transfers contemplated by this Agreement, this Agreement shall be deemed to have been terminated pursuant to Section 9 and the Closing shall be deemed never to have occurred. The date on which the Closing occurs shall be referred to herein as the “Closing Date.”

5.2

Transfer of the Foreclosed Collateral. At the Closing, Debtors hereby transfer, or agree to cause to be transferred, all of the Foreclosed Collateral (and all of their right, title and interest thereto) as directed by the Secured Creditor. Without limiting the foregoing, Debtors shall cause the Foreclosed Collateral to be delivered, at the expense of Debtors, to such place or places and in such manner as shall be designated by the Secured Creditor in their complete discretion at or subsequent to the Closing.

6.

Conditions Subsequent.

6.1

Conditions Subsequent to Obligations of Secured Creditor. The transfers contemplated by this Agreement may be reversed by the Secured Creditor in accordance with Section 5.1 within one (1) year following the Closing Date in the event that, in the sole judgment of the Secured Creditor, one or more of the following conditions subsequent has occurred following the Closing:

(a)

Debtors have not performed and complied with all obligations, covenants and conditions herein required to be performed or complied with by Debtors.

(b)

Debtors have not obtained all authorizations, consents, orders and approvals of all governmental entities and officials and all third party consents that are necessary or desirable for the consummation of the transfers contemplated by this Agreement.

(c)

The Secured Creditor is not satisfied, in its sole and complete discretion, that the Closing is advisable to Secured Creditor.

(d)

The an involuntary bankruptcy petition if filed against any Debtor.

(e)

The requirements relating to consent of the Internal Revenue Service and notice of a non-judicial sale of property pursuant to Section 7425(c) of the Internal Revenue Code of 1986, as amended, and Internal Revenue Service Publication 786 have not been satisfied, in the sole determination of the Secured Creditor.

(f)

Secured Creditor is not satisfied in their absolute discretion that all applicable notices to be provided by Secured Creditor under the NY-UCC and other applicable law have been provided.

6.2

No Conditions to Obligations of Debtors. The obligations of Debtors to complete the transfers contemplated by this Agreement are not subject to any conditions of any kind.

7.

Further Assurances. At any time and from time to time after the Closing Date, at the request of the Secured Creditor, Debtors shall execute and deliver such other instruments of transfer, conveyance or assignment and take such action as the Secured Creditor may reasonably request in order to transfer, convey and assign the Foreclosed Collateral and to confirm the Secured Creditor’s (or its assignees) rights to, title in and ownership of the Foreclosed Collateral and to place such persons in actual possession and operating control thereof.

8.

Indemnification for Benefit of Secured Creditor. Debtors shall indemnify, and shall cause its affiliates to jointly and severally indemnify, the Secured Creditor and its affiliates in respect of, and hold the Secured Creditor and its affiliates harmless against, any and all debts, obligations and other liabilities (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or due or to become due or otherwise), monetary damages, fines, fees, penalties, interest obligations, deficiencies, diminutions in value of assets, losses and expenses (including amounts paid in settlement, court costs, costs of investigators, reasonable fees and expenses of attorneys, accountants, financial advisors and other experts, and other expenses of litigation) (“Damages”) incurred or suffered by the Secured Creditor or any of their affiliates resulting from, relating to, constituting or arising out of this Agreement, including without limitation (a) any failure of Debtors to perform any covenant or agreement of Debtors contained in this Agreement, (b) any breach of any representation or warranty of Debtors contained in this Agreement and (c) the Debtors Liabilities.

9.

Termination. This Agreement may be terminated only by the Secured Creditor in accordance with Sections 5.1 and 6.1, without any liability of any kind on the part of the Secured Creditor to Debtors or any other Person. In the event of the termination of this Agreement pursuant to the foregoing sentence, the obligations of the parties to complete the transactions contemplated by this Agreement shall expire and none of the parties shall have any further obligations under this Agreement, except as provided in Sections 8 and 11.6. For the avoidance of doubt and without limiting the foregoing, should this Agreement be terminated by the Secured Creditor, Section 2.1(c), Section 2.2 and any other provision of this Agreement purporting to discharge any obligation of Debtors shall be void and of no force or effect whatsoever. Debtors may not terminate this Agreement for any reason.

10.

Consent, Covenants and Waiver. Upon the signatures of the Secured Creditor its hereby (i) consent to the disposition of the Foreclosed Collateral contemplated by this Agreement and hereby waives any notice requirements in connection therewith under the Security Agreement; (ii) consents to the transfer to Secured Creditor and its assigns of the Foreclosed Collateral; and (iii) covenant to take all other commercially reasonable actions necessary to effect the transfers contemplated by this Agreement.

11.

Miscellaneous.

11.1

This Agreement and the other documents referred to herein contain the entire agreement among the parties with respect to the subject matter hereof, and no representation, undertaking, promise or condition concerning the subject matter hereof shall be binding upon the parties unless clearly expressed in this Agreement. No statement or writing subsequent to the date hereof which purports to modify or add to the terms or conditions hereof shall be binding unless contained in a writing which makes specific reference to this Agreement and which is signed by the parties hereto to be charged with the terms thereof.

11.2

No course of dealing among the parties hereto or failure or delay on the part of the Secured Creditor in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of the Secured Creditor under this Agreement or any other agreement. No single or partial exercise of any rights or remedies hereunder by the Secured Creditor shall operate as a waiver or shall preclude the exercise of any other rights or remedies of the Secured Creditor hereunder.

11.3

Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by Debtors without the prior written consent of the Secured Creditor. A change in control any Debtor or a transfer of all or substantially all of a Debtor’s assets shall constitute an assignment for such purposes. The Secured Creditor may assign this Agreement at any time.

11.4

The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns. This Agreement is solely for the benefit of the parties hereto and their permitted successors and assigns. No other Person shall have any rights, benefits or remedies under or because of the existence of this Agreement.

11.5

The acknowledgements, agreements, representations and warranties of Debtors contained in this Agreement shall survive the expiration or other termination of this Agreement.

11.6

If any term or provision of this Agreement or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as to achieve most fully the intention of this Agreement.

11.7

This Agreement is governed by and is to be construed and enforced as though made and to be fully performed in the State of New York, without regard to the conflicts of law rules. Any and all disputes are to be resolved in the courts of the state of New York located in New York County.

11.8

Debtors acknowledge and agree that irreparable damage would occur in the event that any of its obligations hereunder are not performed or satisfied in accordance with the specific terms applicable thereto. Accordingly, it is agreed that the Secured Creditor shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any state or federal court, in addition to any other remedy to which they are entitled at law or in equity.

11.9

This Agreement is executed by Debtors voluntarily and not pursuant to any duress. Furthermore, it is executed in mutual good faith among the parties and is not given or intended to hinder, delay, or defraud any creditor, or to contravene any of the bankruptcy laws of the United States, laws governing fraudulent conveyances or any other applicable laws. Debtors represent that all of the transfers made and all of the obligations incurred pursuant to this Agreement are for fair consideration and for reasonably equivalent value with respect to valid, existing, secured indebtedness due to the Secured Creditor.

11.10

The parties agree to sign, deliver and file any and all additional documents and to take any and all other actions that may reasonably be required or appropriate for a full and complete consummation of the transactions and matters covered by this Agreement.

11.11

THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDINGS INITIATED PURSUANT TO EITHER THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT REFERRED TO HEREIN.

11.12

This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile copies of signatures shall be binding as original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the Debtors and Secured Creditor have caused this Agreement to be executed in their respective names and by their duly authorized officers, as of the date first written above.

“DEBTORS”

With, Inc.

Hang With, Inc.

________________________________

________________________________

By:

By:

Its: CEO

Its: CEO

“SECURED CREDITOR”

Alpha Capital Anstalt

________________________________

Name:

Title:

SCHEDULE A

$349,100 in principal and all the accrued interest.

SCHEDULE B

SCHEDULE 2.1(g)